UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 18, 2003



                                 INDIGINET, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 0-32333                                65-0972865
         (Commission File Number)            (IRS Employer Identification No.)

       5000 BIRCH STREET, SUITE 3000
         NEWPORT BEACH, CALIFORNIA                        92660
       (principal executive offices)                    (Zip Code)


                                 (949) 476-3711
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On November 18, 2003, Stark Winter Schenkein & Co., LLP ("Stark Winter"), the registrant's independent auditors, notified the registrant that they intended to resign from the client-auditor relationship with the registrant. Stark Winter's letter stating that the auditor-client relationship with registrant was terminated was received by the registrant on November 24, 2003, and is filed as an exhibit to this report.

     Stark Winter's reports on the registrant's financial statements for the years ended December 31, 2001 and December 31, 2002 and the interim period through November 18, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, the audit reports included in the registrant's Form 10-KSB for the years ended December 31, 2002 and 2001 contained an explanatory paragraph regarding the substantial doubt about the registrant's ability to continue as a going concern.

     The decision to change accountants was not approved or recommended by the registrant's board of directors.

     During the two most recent fiscal years and any subsequent interim period through November 18, 2003 there were disagreements between the registrant and Stark Winter.

     In the course of its review of registrant's financial statements for the nine months period ended September 30, 2003, Stark Winter was unable to determine whether all issuances of common stock by the registrant pursuant to S-8 registration statements complied with all applicable securities laws and regulations. In addition, Stark Winter was not satisfied that the receipt of approximately $253,000 of the proceeds received from the exercise of options to purchase stock registered on Form S-8 by the officer of registrant did not violate the Sarbanes-Oxley Act.

     The subject matter of the disagreements was discussed between Stark Winter and the sole director of the registrant and could not be resolved to the satisfaction of Stark Winter.

     The registrant has authorized Stark Winter to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the disagreements set forth above.

     On November 20, 2003 the registrant engaged Russell Bedford Stefanou Mirchandani LLP, certified public accountants, as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2003, and the related statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Russell Bedford Stefanou Mirchandani LLP was approved by the registrant's Board of Directors.

     During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford Stefanou Mirchandani LLP, neither the registrant nor anyone on the registrant's behalf consulted with Russell Bedford Stefanou Mirchandani LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's


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financial  statements,  or  (ii)  any  matter  that  was either the subject of a
"disagreement" or a "reportable event," as those terms are defined in Item 304(a) of Regulation S-K.

     The registrant has provided the former accountants with a copy of this report before its filing with the Commission. The registrant has requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the respects in which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibits are filed herewith:

EXHIBIT NO.                        IDENTIFICATION OF EXHIBIT
-----------                        -------------------------

  16.1       Letter from Stark Winter Schenkein & Co., LLP to registrant, stating that the client-auditor relationship with registrant is terminated, dated November 18,
             2003, but received by the registrant on November 24, 2003.
  16.2       Letter from Stark Winter Schenkein & Co., LLP to the Commission, stating whether they agree with the statements made by the registrant, dated
             November 25, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 3, 2003                   INDIGINET, INC.


                                         By  /s/  Mark  Ellis
                                           ----------------------------------
                                           Mark Ellis, President


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